UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                              March 1, 2004
______________________________________________________________________________
             Date of Report (Date of earliest event reported)




                       Staten Island Bancorp, Inc.
______________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)




       Delaware                       1-13503                    13-3958850
______________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)           (IRS Employer
of Incorporation)                                          Identification No.)





1535 Richmond Avenue, Staten Island, New York                       10314
______________________________________________________________________________
   (Address of Principal Executive Offices)                      (Zip Code)




                              (718) 447-8880
______________________________________________________________________________
           (Registrant's telephone number, including area code)




                              Not Applicable
______________________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)




Item 5.   Other Events and Required FD Disclosure.
          ----------------------------------------

     On March 1, 2004, Staten Island Bancorp, Inc. and Independence Community Bank Corp. issued the press release attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits.

       The following exhibit is furnished herewith:

       Exhibit Number           Description
       --------------           -----------

       99.1                     Press Release dated March 1, 2004.

























                                    2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STATEN ISLAND BANCORP, INC.



Date: March 3, 2004           By:  /s/ James R. Coyle
                                   -------------------------------
                                   James R. Coyle
                                   President and Chief Operating Officer